Cincinnati Bell Fourth Quarter 2011 Results February 9, 2012

2 2 Today’s Agenda Performance Highlights Jack Cassidy, President & Chief Executive Officer Review of Wireline, Wireless, IT Services & Hardware Ted Torbeck, President, Cincinnati Bell Communications Review of Data Center Colocation Gary Wojtaszek, President of CyrusOne Financial Overview Kurt Freyberger, Chief Financial Officer Question & Answer Cincinnati Bell Management Team

3 3 Safe Harbor This presentation and the documents incorporated by reference herein contain forward- looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward- looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

4 4 Non GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, free cash flow and diluted earnings per share before special items. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, free cash flow and diluted earnings per share before special items (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section.

Jack Cassidy President and CEO

6 6 2011 Highlights – Met or exceeded all financial targets for 2011 Net Revenue for the year of $1.46 billion is $85 million, or 6%, higher than 2010 Adjusted EBITDA was $545 million, up from $519 million in 2010 Data Center revenue for the year of $185 million is up 47% over 2010, while Adjusted EBITDA is up 45% over the same period Adjusted EBITDA margins of legacy Wireline and Wireless businesses continue to hold steady despite subscriber losses • Highest annual revenue and Adjusted EBITDA since 2003 • Constructed 124,000 sq feet of new data center space during 2011 and sold 110,000 sq feet • IT Services & Hardware revenue for 2011 is up 18% over 2010 and is the highest annual revenue in 5 years • Wireline EBITDA margin for the year was 49%, similar to 2010, and Wireless margin of 32% is up from 31% in 2010 • Revenue generated from Fioptics of $47 million, up 68% from 2010

7 7 Wireline • Adjusted EBITDA of $88 million, consistent with Q4 2010 despite lower access line revenue • Adjusted EBITDA margin of 49%, slightly improved from 48% in Q4 2010 • Passed 19,000 additional units with Fioptics during the fourth quarter, bringing total units passed to 134,000 at year-end Wireless • Adjusted EBITDA of $19 million and Adjusted EBITDA margin of 28%, up from $13 million and 19%, respectively, in Q4 2010 • Postpaid ARPU continues to be stable at $50.32 as increase in data ARPU fully offsets lower voice ARPU • Added 5,000 net smartphone subscribers during the quarter IT Services & Hardware • Generated revenue of $76 million in the quarter, with managed and professional services revenue increasing 16% year over year • Adjusted EBITDA was $5 million in the quarter while Adjusted EBITDA margin was 6% Data Center Colocation • Revenue of $49 million increased 21% from Q4 2010 and Adjusted EBITDA of $27 million was up 16% year over year • Sales outpaced construction again as we sold 43K sq ft of space and constructed 27K sq ft in the quarter • Utilization rate of 88% at Q4 2011 2011 4th Quarter Segment Highlights

8 $1,377 $1,462 ($10) ($12) $46 $59 $2 2010 Wireline Wireless IT Svcs and HW DC Colocation Eliminations 2011 8 2011 Full Year Change in Revenue Revenue increases $85 million or 6% over 2010 $59 million or 47% increase in Data Center Colocation • Capacity has increased 19% in 2011 with the construction of new data center space • Acquisition of CyrusOne in mid-2010 $46 million or 18% increase in IT Services and Hardware • $31 million or 18% increase in Telecom & IT Equipment • $15 million or 18% increase in Managed & Professional Services ($10 million) decrease in Wireline • Lower revenue from access lines was partially offset by Fioptics growth ($12 million) decrease in Wireless • 10% loss of total subscribers • Postpaid data ARPU up 24% on higher smartphone penetration ($’s in millions)

9 9 2011 Full Year Change in Adjusted EBITDA Exceeds original financial guidance of $530 million $32 million increase in Data Center Colocation • Driven by sales from new construction in 2011 and acquisition of CyrusOne in mid- 2010 $6 million increase in IT Services and Hardware from higher revenue ($3 million) decrease in Wireless • Adjusted EBITDA declined only 3% despite 11% decrease in postpaid subscribers ($7 million) decrease in Wireline • Year over year access line loss of 7.8% • Fioptics growth continues to be key in mitigating lower access line revenue • Adjusted EBITDA margin remains stable at 49% ($’s in millions) $519 $545 ($7) ($3) $6 $32 ($2) 2010 Wireline Wireless IT Svcs and HW DC Colocation Corporate 2011

10 2012 Financial Guidance 10 Category 2012 Guidance Revenue $ 1.5 billion Adjusted EBITDA* Approx. $530 million * Plus or minus 2 percent

Ted Torbeck President of Cincinnati Bell Communications

12 $88 $88 ($8) $8 $4 ($4) Q4 2010 Voice Revenue Revenue from Entertainment, Data & VoIP Sourcing Savings Growth Costs and Other Q4 2011 Wireline Adjusted EBITDA Year over Year Changes 12 Wireline Performance ($’s in millions) Revenue Adj. EBITDA Adj. EBITDA Margin Wireline Revenue and Adjusted EBITDA Adjusted EBITDA margin improved to 49% • Adjusted EBITDA in Q4 2011 was flat compared to 2010, despite the continued loss of access lines • Fioptics revenue in the quarter increased 57% from Q4 2010, mitigating lower voice revenues Adjusted EBITDA of $88 million was consistent with Q4 2010 • Voice revenue declined $8M driven by continued access line losses • Growth from Fioptics contributed almost $3M • Sourcing savings were offset by increases to support growth revenues and other costs $183 $184 $185 $183 $180 $88 $90 $90 $87 $88 48% 49% 49% 48% 49% Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011

13 Fioptics Activity Q4 2011 Fioptics subscribers • 134K units now passed; added 19K in Q4 • 40K entertainment subs; added 2K in Q4 • 39K internet subs; added 2K in Q4 • 29K voice subs Churn of 2.8% for the full year in 2011 • Despite high concentration in multiple dwelling units (MDUs) Fioptics consumer monthly ARPU increased to $123 from $115 in 2010 13 28 31 34 38 40 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Total Entertainment Subscribers (in thousands) 12% 22% 27% 33% 1 3 6 12 Consumer Entertainment Penetration Months

14 229 228 225 222 218 27 31 33 37 39 256 259 258 259 257 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Fioptics (Including Cable) DSL (2) (1) (4) (3) (4) 4 4 3 4 2 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 DSL Net Adds Fioptics Net Adds High-Speed Internet Net Adds 14 High-Speed Internet Subscriber Activity Fioptics high-speed internet subscribers offset DSL losses during the year 257K high-speed internet subs at end of Q4 2011 • Growth of 44% in Fioptics internet subscribers since Q4 2010 Churn of high-speed internet subscribers was 1.9%, consistent with Q4 2010 (In thousands) 2 3 (1) 1 High-Speed Internet Customers (DSL & Fioptics) (2)

15 Access Line Loss – Consumer & Business 7.8% total access line loss • 8.0% in-territory access line loss, compared to 7.6% in 2010 1,000 access line equivalents added in Q4 for VoIP customers • Partly offsets the business access line loss in the quarter • Including VoIP, access lines and equivalents loss rate was 6.4% in 2011 Access line churn consistent with Q4 2010 at 1.4% 15 (In thousands) (9) (9) (11) (11) (10) (4) (2) (2) (4) (4) (13) (11) (13) (15) (14) Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Access Line Net Adds C nsumer Net Adds Business Net Adds

16 351 342 331 322 311 158 162 156 150 148 509 504 487 472 459 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Prepaid Postpaid Wireless Customers (In thousands) 16 Wireless Performance ($’s in millions) Revenue Adj. EBITDA Adj. EBITDA Margin Wireless Revenue & Adjusted EBITDA Adjusted EBITDA in Q4 2011 increased $6 million compared to 2010 Adjusted EBITDA Margin at 28%, compared to 19% at Q4 2010 due to less aggressive promotions Postpaid churn weakened to 2.4% from 2.1% in Q4 2010 $70 $71 $70 $68 $68 $13 $26 $24 $20 $19 19% 37% 34% 29% 28% Q4 2010 Q1 011 Q2 2011 Q3 2011 Q4 2011

17 17 Postpaid ARPU and Smartphone Customers Stable trend in postpaid ARPU • Postpaid ARPU in Q4 2011 is 3% higher year over year and comparable to Q3 2011 • Data ARPU is up 28% year over year, fully offsetting the 5% decline in voice ARPU Smartphone subscribers continue to drive increase in data ARPU • Smartphone subscriber base has grown by 19% in 2011 • Postpaid smartphone subscribers now represent 34% of total postpaid subscribers vs 27% at Q4 2010 • Prepaid smartphone subscribers of 19K have more than doubled since Q4 2010 $36.95 $35.57 $36.02 $35.47 $35.02 $11.92 $13.33 $14.72 $14.89 $15.30 $48.87 $48.90 $50.74 $50.36 $50.32 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Voice Data Postpaid ARPU 96 97 98 103 106 9 14 15 17 19 105 111 113 120 12 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Postpaid Prepaid Smartphone Customers (In thousands)

18 18 Prepaid Wireless Prepaid subscribers declined by 6% from Q4 2010 Prepaid ARPU comparable to prior quarter but declined 3% from Q4 2010 • Pricing pressure noted from sustained competitive environment • Prepaid data ARPU increased 13% year over year, helping to offset decline in prepaid voice ARPU $13.6 $14.2 $13.3 $13.0 $12.7 Q4 2010 Q 2011 Q2 2011 Q3 2011 Q4 2011 Prepaid Service Revenue ($’s in millions) $29.38 $29.52 $27.71 $28.48 $28.58 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Prepaid ARPU

19 19 ($’s in millions) IT Services and Hardware Revenue in the quarter decreased 3% from prior year • Telecom & IT Equipment sales were 11% lower year over year due to cyclical nature of the business • Increase of $4 million, or 16%, in revenue from Managed and Professional Services Adjusted EBITDA in the quarter of $5 million, compared to $7 million in 2010 $78 $70 $76 $79 $76 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Revenue $7 $5 $4 $6 $5 9% 8% 5% 8% 6% Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Adjusted EBITDA Adj. EBITDA Adj. EBITDA Margin

Gary Wojtaszek President of CyrusOne

21 21 21% increase in revenue over Q4 2010 • 20% increase in utilized sq feet from Q4 2010 Adjusted EBITDA of $27 million reflects a year over year increase of 16% • Increase slightly lags revenue due to addition of high-level management and marketing costs to support future growth Adjusted EBITDA margin continues to be stable at 56% Data Center Colocation Performance ($ in millions) Data Center Colocation Revenue and Adjusted EBITDA Revenue Adj. EBITDA Adj. EBITDA Margin $41 $43 $45 $47 $49 $24 $24 $26 $25 $27 58% 55% 57% 53% 56% Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011

22 563 591 600 630 673 76 68 69 106 90 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Data Center Utilization Update Data Center Capacity At Quarter end Continue to see strong demand for data center space • Completed construction on 27k sq ft of space in the quarter, selling 43k sq ft • Quarter-end utilization increased to 88% from 86% at end of third quarter • Singapore facility and additional square footage in Houston came online during Q4 (sq ft in thousands) Utilized Available 90% 90% 88% 22 86% 88%

23 Data Center Capacity and Utilization by Market 23 Market # of Facilities Capacity (Sq Ft) % Utilized Cincinnati 6 437,000 91% Houston 3 153,000 90% Dallas 4 124,000 83% Austin 1 15,000 92% Other Markets 6 34,000 62% TOTAL 20 763,000 88% During 2011, completed construction on 124k sq ft of new space and sold 110k sq ft Construction projects currently underway: • Expansions in Austin and Houston • Adding 3 new facilities in Dallas, San Antonio and Phoenix

Kurt Freyberger Chief Financial Officer

25 Q4 2011 and 2010 Income Statement (Unaudited, $’s in millions except per share amounts) 25 2011 2010 $ % Revenue 365.3$ 362.8$ 2.5$ 1% Costs and expenses Cost of services and products 174.5 171.8 2.7 2% Selling, general and administrative 65.4 68.2 (2.8) (4%) Depreciation and amortization 53.2 49.8 3.4 7% Restructuring charges 12.2 8.5 3.7 44% Impairment of goodwill and other assets 50.8 - 50.8 n/m Operating income 9.2 64.5 (55.3) (86%) Interest expense 53.8 53.7 0.1 0% Loss on extinguishment of debt - 36.1 (36.1) n/m Other expense, net 0.9 0.3 0.6 n/m Loss before income taxes (45.5) (25.6) (19.9) 78% Income tax benefit (15.1) (7.0) 8.1 116% Net loss (30.4) (18.6) (11.8) 63% Preferred stock dividends 2.6 2.6 - 0% (33.0)$ (21.2)$ (11.8)$ 56% Basic loss per common share (0.17)$ (0.11)$ (0.11)$ Diluted loss per common share (0.17)$ (0.11)$ Net loss applicable to common shareowners Three Months Ended December 31, Change

26 Diluted EPS Before Special Items 26 Diluted EPS before special items were $0.03 for Q4 2011, flat compared to Q4 2010 For full year 2011, diluted EPS before special items were $0.24 compared to $0.31 in 2010 • Decrease due primarily to higher interest expense Special items for 2011 and 2010 include: • Goodwill impairment of $50 million in Q4 2011 • Loss on debt extinguishment of $36 million in Q4 2010 and $47 million in full year 2010 $0.03 $0.03 $0.31 $0.24 Q4 2010 Q4 2011 FY 2010 FY 2011

27 Full Year 2011 Free Cash Flow FCF of $11M exceeded guidance FCF decrease of $138M year over year due to: • Higher capital expenditures due to continued execution of data center strategy • Higher interest payments due to timing of cash payments following the refinancing of debt in Q4 2010 • Higher pension and postretirement cash contributions during 2011 ($’s in millions) 27 $149 $11 $26 ($106) ($39) ($18) ($1) FY 2010 FCF Adjusted EBITDA Capex Interest Payments Pension and Postretirement Payments Working Capital & Other FY 2011 FCF

28 Available Liquidity 28 ($ in millions) Cash and cash equivalents 74$ Capacity under the Corporate credit facility 210 Capacity under the Receivables facility 80 364$ Liquidity at December 31, 2011

29 2012 Financial Guidance 29 Category 2012 Guidance Revenue $ 1.5 billion Adjusted EBITDA* Approx. $530 million * Plus or minus 2 percent